UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 5, 2020, Tripadvisor, Inc., a Delaware corporation (the “Company”), Tripadvisor Holdings, LLC, a Massachusetts limited liability company (“Holdings”), and Tripadvisor LLC, a Delaware limited liability company (“Tripadvisor”), entered into the Second Amendment (the “Second Amendment”), among the Company, Holdings, Tripadvisor, the other Borrowers party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent, BofA Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc., and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association, as Co-Syndication Agents; and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents. The Second Amendment modifies the Credit Agreement dated as of June 26, 2015 (as amended by the First Amendment dated May 12, 2017 and the Second Amendment, the “Amended Credit Agreement”), among the Company, Holdings, Tripadvisor, the other Borrowers from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and London Agent. All defined terms not otherwise defined herein shall have the meaning ascribed to them in the Amended Credit Agreement.

The Second Amendment, among other things:

-

suspends the leverage ratio covenant for each fiscal quarter ending after the effective date of the Second Amendment and ending prior to September 30, 2021 (or such earlier date as may be elected by the Company in its sole discretion) (such period, the “Leverage Covenant Holiday”);

-

adds a minimum liquidity covenant, which requires that the Company and its wholly owned subsidiaries to maintain $150,000,000 of unrestricted cash, cash equivalents and short-term investments less deferred merchant payables plus available revolver capacity, and which shall apply solely during the Leverage Covenant Holiday;

-

increases the interest rate margins applicable to revolving loans outstanding and increases the commitment fee on unused revolving commitments, in each case, during any period commencing with the effective date of the Second Amendment and through the Leverage Covenant Holiday; and

-	decreases the aggregate amount of revolving loan commitments available under the Amended Credit Agreement from $1.2 billion to $1.0 billion.

In connection with the Second Amendment and as collateral to secure the obligations of the Company and its subsidiaries under the Amended Credit Agreement, the Company and certain of its subsidiaries have pledged, and granted security interests and liens in and on, substantially all of their respective tangible and intangible assets (including accounts receivable, contract rights and other general intangibles, intellectual property, inventory, equipment, goods, instruments and equity interests and other investment property, and intercompany indebtedness), in each case, subject to customary exceptions. The foregoing pledges, security interests and liens will remain in effect until the Collateral Release Date (as defined in the Amendment).

The Amended Credit Agreement includes restrictions on the ability of the Company and its subsidiaries to incur additional indebtedness, repurchase shares, and make investments, dispositions, dividends and other payments, with certain exceptions as more specifically described in the Amended Credit Agreement.

The Amended Credit Agreement contains customary events of default. If an event of default occurs and is continuing, then, among other things, the lenders may declare any outstanding obligations under the Amended Credit Agreement to be immediately due and payable and exercise rights and remedies against the collateral.

Except as amended by the Second Amendment, the remaining terms of the Credit Agreement remain in full force and effect. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2020, Tripadvisor, Inc. issued a press release announcing its preliminary financial results for the quarter ended March 31, 2020. Tripadvisor, Inc. also posted a letter to shareholders from Stephen Kaufer, President and Chief Executive Officer, and Ernst Teunissen, Chief Financial Officer, on the “Investor Relations” section of its website at http://ir.Tripadvisor.com/events-and-presentations. The full text of this press release and letter are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Items 2.02 and Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1

Second Amendment, dated as of May 5, 2020, by and among Tripadvisor, Inc., Tripadvisor Holdings, LLC, Tripadvisor LLC, the other Borrowers party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and London Agent, BofA Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc., and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A., BMO Capital Markets Corp., BNP Paribas Securities Corp., SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association, as Co-Syndication Agents; and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents.

99.1	Press Release of Tripadvisor, Inc. dated May 7, 2020.

99.2	Q1 2020 Shareholders Letter dated May 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Date: May 7, 2020	By:	/S/ ERNST TEUNISSEN
Ernst Teunissen
Chief Financial Officer

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